NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	10 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Schedule of net income per common share

Basic earnings per share are computed on the weighted average of common shares outstanding during each year. Diluted earnings per share include only an increase in the weighted average shares by the common shares issuable upon exercise of employee and director stock options (See Note 6).

	Fiscal Year Ended
	Ten Months December 31, 2017	Twelve Months February 28, 2017

Net income/(loss)	$904,957	$(534,999)

Weighted Average Outstanding Shares:
Outstanding shares	37,897,632	37,830,581
Option shares includable	547,850	47,620
	38,445,482	37,878,201

Net income/(loss) per share
Basic	$0.02	$(0.01)
Diluted	$0.02	$(0.01)